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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) APRIL 19, 1999
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                              ARIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


    NEW YORK                         1-4814                       22-1715275
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


  475 FIFTH AVENUE, NEW YORK, NY                                    10017
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code (212) 686-5050

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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
         FINANCIAL DISCLOSURE

     On April 19, 1999, the Registrant engaged PriceWaterhouseCoopers ("PWC") as the Registrant's independent accountants for 1999, replacing Deloitte & Touche LLP (the "Former Accountants") as the Registrant's independent auditors. The change was approved by the Registrant's board of directors.

     The Former Accountants' report on the Registrant's consolidated financial statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and any subsequent interim period, there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor were there any "Reportable Events" within the meaning of Item 304(a)(l)(iv) of Regulation S-K.

     The Former Accountants' letter to the Commission is filed herewith as
Exhibit 1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 1999


                                       ARIS INDUSTRIES, INC.
                                       (Registrant)


                                       By: /s/ DAVID FIDLON
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                                               David Fidlon, President



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                                    EXHIBITS


1.   Letter dated April 22, 1999 from Deloitte & Touche LLP to the Commission.